FORM OF

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 5, 2026, by and between APPLIFE DIGITAL SOLUTIONS, INC., a Nevada corporation, with headquarters located at 701 Anacapa Street, Suite C, Santa Barbara, CA 93101 (the “Company”), and [INVESTOR], a limited liability company, with its address at [__________________], [____], [________________] (the “Buyer”).

WHEREAS:

A.The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 6% convertible redeemable note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $170,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. The Note shall contain an original issue discount of $17,000.00, such that the purchase price of the Note shall be $153,000.00.

C.The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature page hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.Purchase and Sale of the Note.

a.Purchase of the Note.  On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company such Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

b.Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to $170,000 as is set forth immediately below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

c.Closing Date.  The date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about August 5, 2026, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2.Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a.Investment Purpose.  As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement with respect to such Securities or an exemption under the 1933 Act.

b.Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). Any of Buyer’s transferees, assignees, or purchasers must be “accredited investors” in order to qualify as prospective transferees, permitted assignees in the case of Buyer’s or Holder’s transfer, assignment, or sale of the Note.

c.Reliance on Exemptions.  The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.Information.  The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.  The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer.  Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend, or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e.Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.Transfer or Re-sale.  The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion may be accepted by the

Company in its reasonable discretion, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144 or Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion may be accepted by the Company in its reasonable discretion; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the selling Buyer (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

g.Legends.  The Buyer understands that the Note and, until such time, if any, as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that have been sold, the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against the transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company in its reasonable discretion so that the sale or transfer is effected.  The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h.Authorization; Enforcement. This Agreement has been duly and validly authorized.  This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i.Residency.  The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3.Representations and Warranties of the Company.  The Company represents and warrants to the Buyer that:

a.Organization and Qualification.  The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted, except for those jurisdictions in which failure to have such authority would not have a Material Adverse Effect.

b.Authorization; Enforcement.  (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

c.Issuance of Shares.  The shares reserved for conversion of the Note shall be duly authorized and reserved for issuance as soon as practicable after the Company has increased its shares of authorized Common Stock in an amount equal to or greater than that permitting it to reserve such shares.  Upon conversion of the Note in accordance with its respective terms, Conversion Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.Acknowledgment of Dilution.  The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e.No Conflicts.  The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  Except for applicable blue sky state notice filings, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is not in violation of the eligibility requirements of the OTC Markets Exchange (the “OTC Markets”) and does not reasonably anticipate that the Common Stock will be ineligible for quotation on the OTC MARKETS in the foreseeable future, nor are the Company’s securities “chilled” by DTC.  The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.  Notwithstanding the foregoing, the Buyer acknowledges that the issuance of the Note and the Conversion Shares may trigger the most-favored-nation, anti-dilution, price-protection, mandatory-prepayment, and notice provisions of the convertible notes and securities purchase agreements listed on Schedule 3(e) hereto (collectively, the “Existing Securities”), and neither the existence or operation of the Existing Securities nor any adjustment, true-up, notice, or issuance made pursuant to their respective terms shall constitute a breach of, or a conflict, default, or violation under, this Agreement or the Note.  For purposes of this Agreement, “Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Agreement or the Note, or (b) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole.

f.Absence of Litigation.  Except as disclosed to the Buyer or in the Company’s filings with the SEC, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

g.Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities.

h.No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

i.Title to Property.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a Material Adverse Effect.  Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

j.Bad Actor.  No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a "bad actor" as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

k.Breach of Representations and Warranties by the Company.  If the Company breaches any of the representations or warranties set forth in this Section 3 in any material respect (subject to a 10-day cure period from the date that the Buyer notifies the Company in writing of such breach with reasonable detail), and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under the Note.

4.COVENANTS.

a.Expenses.  The Company agrees that Buyer can deduct $6,000.00 (Six Thousand Dollars) from the $153,000.00 payment due under the Note, at the time of cash funding, to be applied to the legal expenses of Buyer.

b.Listing.  The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if necessary, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all Conversion Shares from time to time issuable upon conversion of the Note.  The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement market, the Nasdaq stock market (“Nasdaq”), or the New York Stock Exchange (“NYSE”), as applicable, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and such exchanges, as applicable.  The Company shall promptly provide to the Buyer copies of any notices it receives, if any, from the OTC MARKETS and any other markets on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such markets.

c.Corporate Existence.  So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger, consolidation, or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq or NYSE.

d.No Integration.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e.10Q Filing.  The Company will disclose this transaction in its next 10Q or 10k filing (whichever is next) in a manner sufficient to specifically disclose the material contents of the transaction.  The Company will not “lump” this Note with other similar instruments for purposes of disclosure but will specifically identify the parties to this transaction and all material terms.

f.Most Favored Nations. So long as any of the Securities issued under this Agreement are outstanding, upon any issuance by the Company or any of its subsidiaries of any security, or amendment to a security with any term that the Buyer reasonably believes is more favorable to the Buyer of such security or with a term in favor of the Buyer of such security that the Buyer reasonably believes was not similarly provided to the Buyer in this Note, then (i) the Company shall notify the Buyer of such additional or more favorable term within one (1) business day of the issuance and/or amendment (as applicable) of the respective security, and (ii) such term, at Buyer’s option, shall become a part of the transaction documents with the Buyer (regardless of whether the Company complied with the notification provision herein). The types of terms contained in another security that may be more favorable to the Buyer of such security include, but are not limited to, terms addressing prepayment rate, interest rates, and original issue discounts, conversion prices and pricing, commitment shares, etc. Notwithstanding the foregoing, this Section shall not apply to, and the more favorable terms available to the Buyer shall not include any term of, the convertible notes and securities purchase agreements listed on Schedule 3(e) hereto (the “Existing Securities”), nor any amendment, exchange, adjustment, true-up, or issuance made pursuant to the existing terms of the Existing Securities (including any most-favored-nation or anti-dilution provision thereof); provided that this Section shall continue to apply to all securities issued by the Company after the date hereof that are not Existing Securities.

g.Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4 (subject to a 5-day cure period from the date that the Buyer notifies the Company in writing of such breach with reasonable detail), and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5.Governing Law; Miscellaneous.

a.Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida located in Miami, Florida or in the federal courts located in the state of Florida in the Southern District of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive the trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c.Headings.  The headings of this Agreement are for the convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant, or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in the interest of the Buyer.

f.Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) via electronic mail or (v) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or delivery via electronic mail, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company, to:

APPLIFE DIGITAL SOLUTIONS, INC.

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

Attn: Michael Hill, CEO

If to the Buyer:

[INVESTOR]

[__________________]

[____]

[________________]

Attn: [__________________], Manager

Each party shall provide notice to the other party of any change in address.

g.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any “qualified person”, any “permitted assigns”, or “prospective transferee” that acquires or purchases Conversion Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1933 Act, without the consent of the Company with Buyer’s opinion of counsel (from a reputable law firm) permitting the same.  A qualified person is an “accredited investor” transferee, assignee, or purchaser of the Note who succeeds to the Holder’s right, title, and interest to all or a portion of the Note accompanied with an opinion of counsel as provided for in Section 2(f).

h.Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.Survival.  The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.  The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties, and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement.

j.Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.Remedies.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

APPLIFE DIGITAL SOLUTIONS, INC.

By: ________________________________

Name:Michael Hill

Title:CEO

[INVESTOR]

By:

Name: [__________________]

Title:   Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of the Note:	$170,000.00

Aggregate Purchase Price:

Note: $170,000.00, less $17,000.00 in original issue discount, and less $6,000.00 in legal fees and brokerage fees of $10,710.00 to Craft Capital Management, LLC.

EXHIBIT A

144 NOTE - $170,000

SCHEDULE 3(e)

EXISTING SECURITIES

The convertible notes and related securities purchase agreements of the Company listed below, together with all other convertible notes of the Company outstanding as of the date hereof, each as amended, restated, or supplemented, constitute the “Existing Securities”:

1.Convertible Promissory Note and Securities Purchase Agreement — ClearThink Capital Partners (Nov. 25, 2025).

2.Convertible Promissory Note and Securities Purchase Agreement — Monroe Street Capital Partners.

3.Convertible Promissory Note and Securities Purchase Agreement — Proactive Capital (Mar. 9, 2026).

4.Convertible Promissory Note — Tri-Bridge Ventures (Nov. 20, 2025).

5.Convertible Promissory Note — 104 LLC (Nov. 10, 2025).

6.Convertible Promissory Note(s) — Labrys Fund / Labrys II (Aug. 1, 2025 and Nov. 18, 2025).

7.Convertible Promissory Note (ELOC) — C/M Capital Master Fund LP (Nov. 20, 2025).

8.All other convertible notes, and related securities purchase agreements, of the Company outstanding as of the date hereof.